                                                                      EXHIBIT 4

               UNOCAL CORPORATION AND CONSOLIDATED SUBSIDIARIES
   INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING INDENTURES

Documents incorporated by reference:

Common Stock, par value            Certificate of Incorporation and Bylaws. See Exhibits
  $1.00 per share                  3.1 and 3.2, respectively, on the Exhibit Index.

Stock Purchase Rights              Filed in Unocal's Current Report on Form 8-K
                                   dated January 29, 1990.

Shelf registration statement       Filed in Union Oil Company of California and
                                   Unocal Corporation Form S-3, Nos. 33-1924 and
                                   33-1924-01, Exhibit 4.1, dated December 11, 1985.

  8-3/4% Notes due 1997            Filed in Union Oil Company of California and
                                   Unocal Corporation Prospectus Supplement to
                                   above Form S-3, dated March 23, 1987.

Shelf registration statement       Filed in Union Oil Company of California and
                                   Unocal Corporation Form S-3, Nos. 33-21825
                                   and 33-21825-01, dated May 13, 1988.  Also,
                                   constitutes Post-effective Amendment No. 2
                                   with respect to above Form S-3, Nos. 33-1924
                                   and 33-1924-01.

  Medium-Term Notes, Series A      Filed in Union Oil Company of California and
                                   Unocal Corporation Prospectus Supplement to
                                   above Form S-3, dated September 19, 1988.

  9.625% Notes due 1995            Filed in Union Oil Company of California and
                                   Unocal Corporation Prospectus Supplement to
                                   above Form S-3, dated May 7, 1990.

  9.75% Notes due 2000             Filed in Union Oil Company of California and
                                   Unocal Corporation Prospectus Supplement to
                                   above Form S-3, dated November 15, 1990.

Shelf registration statement       Filed in Union Oil Company of California and
                                   Unocal Corporation Form S-3, Nos. 33-38505
                                   and 33-38505-01, dated January 2, 1991.  Also,
                                   constitutes Post-effective Amendment No. 1
                                   with respect to above Form S-3, Nos. 33-21825
                                   and 33-21825-01.

  Medium-Term Notes, Series B      Filed in Union Oil Company of California and
                                   Unocal Corporation Prospectus Supplements to
                                   above Form S-3, dated January 30, 1991 and
                                   February 18, 1994.

                                                                       EXHIBIT 4

               UNOCAL CORPORATION AND CONSOLIDATED SUBSIDIARIES
   INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING INDENTURES
                                  (continued)

Documents incorporated by reference:

   9.25% Debentures due 2003        Filed in Union Oil Company of California and
                                    Unocal Corporation Prospectus Supplement to
                                    above Form S-3, dated January 31, 1991.

   9.125% Debentures due 2006       Filed in Union Oil Company of California and
                                    Unocal Corporation Prospectus Supplement to
                                    above Form S-3, dated February 12, 1991.

   8.75% Notes due 2001             Filed in Union Oil Company of California and
                                    Unocal Corporation Prospectus Supplement to
                                    above Form S-3, dated August 14, 1991.

   6.375% Notes due 2004            Filed in Union Oil Company of California and
                                    Unocal Corporation Prospectus Supplement to
                                    above Form S-3, dated February 1, 1994.

   Shelf registration statement     Filed in Union Oil Company of California and
                                    Unocal Corporation Form S-3, Nos. 33-54861 and
                                    33-54861-01, dated August 2, 1994, as amended
                                    by Amendment No. 1 dated February 3, 1995.
                                    Also constitutes Post-Amendments No. 1 and 2,
                                    respectively, to above Form S-3, Nos. 33-38505
                                    and 33-28505-01.

   Medium-Term Notes, Series C      Filed in Union Oil Company of California and
                                    Unocal Corporation Prospectus Supplements to
                                    above Form S-3, dated March 8, 1995.

     Instruments defining the rights of holders of other long-term debt of Unocal and its subsidiaries are not being filed since the total amount of securities authorized under each of such instruments does not exceed 10 percent of the total assets of the company and its subsidiaries on a consolidated basis. Unocal agrees to furnish a copy of any such instrument to the Commission upon request.